UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Old Point Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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+ Online Go to www.envisionreports.com/OPOF or scan the QR code — login details are located in the shaded bar below. Stockholders’ Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Old Point Financial Corporation Annual Stockholders’ Meeting to be Held on May 25, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy of the materials. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2020 Annual Report to Stockholders are available at: www.envisionreports.com/OPOF Easy Online Access — View your proxy materials and vote.  Step 1: Go to www.envisionreports.com/OPOF. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 14, 2021 to facilitate timely delivery. 2 N O T +

Stockholders' Meeting Notice

Old Point Financial Corporation's (the Company) 2021 Annual Meeting of Stockholders (the Annual Meeting) will be held on Tuesday, May 25, 2021 at 6:00 pm Eastern Time virtually online at www.meetingcenter.io/253826105. To access the meeting you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is OPOF2021 (case sensitive).

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3:

1. To elect 12 directors to the Board of Directors of the Company to serve until the 2022 Annual Meeting of Stockholders, as described in the proxy statement:

01 - Stephen C. Adams	02 - Russell Smith Evans, Jr.	03 - Michael A. Glasser
04 - Dr. Arthur D. Greene	05 - John Cabot Ishon	06 - William F. Keefe
07 - Tom B. Langley	08 - Robert F. Shuford, Sr.	09 - Robert F. Shuford, Jr.
10 - Ellen Clark Thacker	11 - Elizabeth S. Wash	12 - Joseph R. Witt

2. To approve, in an advisory, non-binding vote, the compensation of the Company's named executive officers, as described in the proxy statement.
3. To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.
4. To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement. Only stockholders of record at the close of business on March 16, 2021 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online at www.envisionreports.com/OPOF or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.envisionreports.com/OPOF**. Click Cast Your Vote or Request Materials.
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Old Point Financial Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 14, 2021.